EXHIBIT 10.2

THE RIGHTS OF PAYMENT, PRIORITY AND ENFORCEMENT OF LIENS AND SECURITY INTERESTS, AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE SECURED PARTY (OR ASSIGNEE THEREOF) ARE SUBJECT TO THE PROVISIONS OF THE SUBORDINATION AND INTERCREDITOR AGREEMENT, effective as of the date hereof AS THE SAME MAY BE AMENDED, RESTATED, SUPPLEMENTED, MODIFIED OR REPLACED FROM TIME TO TIME (THE "INTERCREDITOR AGREEMENT") BY AND AMONG THE SECURED PARTY AND ACF FINCO I LP, a limited partnership organized under the laws of the state of Delaware (SUCH OTHER SENIOR LENDER(S) AS MAY BE DEFINED IN THE INTERCREDITOR AGREEMENT), AND OTHERS. ANY PERSON BECOMING AN ASSIGNEE OF THIS SUBORDINATED SECURITY AGREEMENT TAKES SUCH ASSIGNMENT AND RELATED RIGHTS SUBJECT TO THE INTERCREDITOR AGREEMENT.

SUBORDINATED SECURITY AGREEMENT

(Assets)

This Subordinated Security Agreement (this “Agreement”) is made and entered into as of October 4, 2015 by and between General Employment Enterprises, Inc., an Illinois corporation, having a notice address of 13500 Sutton Park Drive South, Suite 204, Jacksonville, Florida 32224 (the “Debtor”), and William Daniel Dampier and Carol Lee Dampier, each a resident of Colorado (collectively called the “Secured Party”) with an address as indicated below on the signature page.

1. GRANT OF SECURITY INTEREST. To secure the prompt payment and performance of all of Debtor’s Obligations (as hereinafter defined) to Secured Party, subject to the terms and provisions of this Agreement, including without limitation the provisions of Paragraph 13 below, Debtor hereby grants to Secured Party a security interest in and to all of its now owned and hereafter acquired personal property, including without limitation the following (collectively referred to herein as the “Collateral”):

(a) all accounts, accounts receivable, contract rights, general intangibles, chattel paper, notes, drafts, acceptances, and all other debts, obligations and liabilities in whatever form owing to Debtor from any person, firm, corporation or other legal entity whether now existing or hereafter arising or acquired (collectively, “Accounts”);

(b) all now owned or hereafter acquired and wherever located goods, merchandise and other personal property which are held for sale or lease or to be furnished under contracts of service or held as raw materials, work in process or finished goods and supplies or materials used or consumed in Debtor’s business or used in connection with the manufacture, packing, shipping, advertising or furnishing of such goods (collectively, “Inventory”);

(c) all now existing or hereafter acquired machinery, equipment, furniture and fixtures, including spare parts, replacements, substitutions, additions or accessions thereto, wherever located (collectively, “Machinery and Equipment”);

(d) all documents, policies and certificates of insurance and chooses in action, whether now or hereafter existing;

(e) all instruments, and cash owned by Debtor or in which Debtor has an interest, which now or hereafter are at any time in possession or control of Secured Party or in transit by mail or carrier to or from Secured Party or in the possession of any third party acting on Secured Party’s behalf, without regard to whether Secured Party received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether Secured Party has conditionally released the same;

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(f) all books, records, ledger sheets and other records relating to the foregoing;

(g) all customer lists, purchase orders, contract rights, trademarks, trade names, copyrights, patents, processes, and all applications therefor, know-how, trade secrets, confidential information, goodwill, assumed names, and all other intellectual property; and

(h) all proceeds, products, offspring, rents and profits of the foregoing, including, without limitation, proceeds of insurance.

As used herein, “Obligations” shall mean all obligations of Debtor to Secured Party arising under or in connection with the performance of that certain Subordinated Nonnegotiable Promissory Note dated of even date herewith, from Debtor to Secured Party, in the (original) principal amount of Three Million Dollars ($3,000,000) with a maturity date as set forth therein (the “Subordinated Note”).

2. GENERAL DUTIES OF DEBTOR. Debtor will, except for and subject to the rights, interests and Liens (as defined in Paragraph 11 below) of the Senior Lenders (as defined below in Paragraph 13, including without limitation the Liens of ACF FINCO I, LP), the terms of applicable Senior Indebtedness (as defined below in Paragraph 13) and the terms and provisions of Paragraph 13 of this Agreement:

(a) maintain, preserve and keep the Collateral in workable condition and repair, ordinary wear and tear excepted, and from time to time will make all necessary (in Debtor’s reasonable judgment) repairs and replacements, renewals and additions, and will not knowingly permit any of the Collateral to become a fixture to real property without first making arrangements reasonably satisfactory to Secured Party to protect the Collateral and assure the maintenance of the security interest granted hereby;

(b) permit no other Lien to attach to the Collateral, except Liens arising in the Debtor’s ordinary course of business;

(c) pay all costs necessary to obtain, preserve, and enforce this security interest and preserve the Collateral, including (but not limited to) taxes, assessments, insurance premiums, repairs, reasonable attorneys’ fees and legal expenses, rent, storage costs, and expenses of sale;

(d) furnish Secured Party with any information concerning the Collateral and the Obligations reasonably requested by Secured Party;

(e) allow Secured Party to inspect the Collateral, and inspect and copy all records relating to the Collateral and the Obligations at all reasonable times upon reasonable notice;

(f) sign any papers furnished by Secured Party which are necessary to obtain and maintain and perfect this security interest;

(g) take commercially reasonable steps to collect the liability of account debtors, obligors and secondary parties whose obligations are part of the Collateral;

(h) maintain insurance coverage with financially sound and reputable insurers in such form and against such risks as are customary for businesses engaged in the same or similar business and operating similar properties; and

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(i) promptly notify Secured Party of any loss, damage or other such change in or to the Collateral, or in any fact or circumstance warranted or represented by Debtor in this Agreement or furnished to Secured Party, or if any Event of Default under this Agreement occurs.

3. DEBTOR’S ADDRESS. The Debtor’s principal business offices, its financial books and records relating to the Collateral, are located at the address set forth on the signature page of this Agreement. The Debtor will not move its principal place of business, its chief executive offices, or its financial books and records relating to the Collateral from said location without prior notice to the Secured Party and shall do all things reasonably requested in writing by Secured Party to maintain a fully perfected security interest in favor of Secured Party.

4. REPRESENTATIONS AND WARRANTIES OF DEBTOR. Debtor represents and warrants to Secured Party as follows:

(a) Authority. The execution, performance and delivery of this Agreement and the Obligations and all other agreements and transactions contemplated hereby and thereby have been duly authorized by Debtor.

(b) Enforceability. This Agreement and the Obligations constitutes the legal, valid and binding obligations of Debtor, enforceable in accordance with its terms.

(c) No Breach. The execution, performance and delivery of this Agreement and the Obligations will not constitute a breach of, or default under, any provision of any certificate of incorporation or by-law, contract, agreement, mortgage, trust or other indenture to which either Debtor is bound by any order, rule, regulation or law of any jurisdiction binding on such party.

(d) Other Liens. There are no other Liens attached to the Collateral except for those in favor of Senior Lenders (and those Liens attaching by operation of law and otherwise in Debtor’s ordinary course of business).

5. RIGHTS OF SECURED PARTY. Secured Party may, in its discretion, after an Event of Default (as defined in Paragraph 6 below), except as otherwise provided by this Agreement, terminate, on written notice to Debtor, Debtor’s authority to sell Inventory, or any other Collateral as to which such permission has been given; require Debtor to give possession or control of the Collateral to Secured Party at Secured Party’s designated location; endorse as Debtor’s agent any instruments or chattel paper which is part of the Collateral; notify account debtors and obligors on instruments to make payment directly to Secured Party; contact account debtors directly to verify information furnished by Debtor but not to discount accounts receivable; take control of proceeds and use cash proceeds to reduce any part of the Obligations; take any action Debtor is required to take or is otherwise necessary to obtain, preserve, and enforce this security interest, and maintain and preserve the Collateral, without notice to Debtor, and add costs of same to the Obligations (but Secured Party is under no duty to take any such action); release Collateral in its possession to Debtor, temporarily or otherwise; take control of funds generated by the Collateral, such as dividends, interest, proceeds or refunds from insurance, and use same to reduce any part of the Obligations; waive any of its rights hereunder without such waiver prohibiting the later exercise of the same or similar rights; revoke any permission or waiver previously granted to Debtor.

6. EVENT OF DEFAULT. The occurrence of any of the following events shall constitute an “Event of Default,” as such term is used herein:

(a) an Event of Default under the Subordinated Note, or any breach or default under the ‘Purchase Agreement’ (such term having the meaning as provided in the Subordinated Note) all of which are being delivered simultaneous herewith;

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(b) any statement, representation or warranty made herein or any information furnished pursuant hereto shall be false or breached and which is not cured within thirty (30) days after written notice thereof and opportunity to cure; or

(c) failure to observe or perform any other covenant or agreement herein and which is not cured within thirty (30) days after written notice and opportunity to cure.

7. RIGHTS AND REMEDIES UPON DEFAULT. Upon an Event of Default, the Obligations shall upon written notice to Debtor of such election become immediately due and payable, and the Secured Party may (in each case subject to the terms and provisions of this Agreement) :

(a) exercise any one or more of the remedies and shall have all the rights of Secured Party under the Code, including but not limited to the right to take possession of the Collateral in satisfaction of the Obligations. Any requirement of the Code (as defined in Paragraph 11 below) for reasonable notice shall be met if such notice is mailed, postage prepaid, to Debtor at its address as shown above, at least twenty (20) days prior to the time of the sale, disposition or other event or thing giving rise to the requirement of notice;

(b) notwithstanding anything to the contrary appearing in this Agreement, the interest hereinabove described is granted and assigned to the Secured Party by way of collateral security only and, accordingly, the Secured Party by its acceptance hereof shall not be deemed to have assumed or become liable for any of the obligations or liabilities of Debtor under the Obligations, whether provided for by the terms thereof, arising by operation of law, or otherwise; Debtor hereby acknowledging that Debtor remains liable thereunder to the same extent as though this Agreement had not been made;

(c) the acceptance by the Secured Party at any time and from time to time of part payment on the Obligations shall not be deemed to be a waiver of any default then existing under the Agreement or the Obligations. No waiver by Secured Party of any default shall be deemed to be a waiver of any other then existing or subsequent default or Event of Default, nor shall any such waiver by Secured Party be deemed to be a continuing waiver under this Agreement or the Obligations. No delay or omission by Secured Party exercising any right, remedy or privilege hereunder shall impair any such right, remedy or privilege or be construed as a waiver thereof or any acquiescence in the default or Event of Default giving rise thereto, nor shall any single or partial exercise thereof, or the exercise of any other right, remedy or privilege of Secured Party hereunder;

(d) the Secured Party may proceed to protect and enforce this Agreement by suits or proceedings in equity, at law or otherwise, whether for the foreclosure hereof or for the appointment of a receiver of the property covered by this Agreement and the Obligations or any part thereof, or for the enforcement of any other proper, legal or equitable remedy available under applicable law; and

(e) any and all net proceeds received by the Secured Party by reason of the foregoing clauses (a) and (b) of this Paragraph, after first deducting all legal or other costs and expenses in affecting such realization, shall be applied to pay any or all of the indebtedness hereby secured as the Secured Party shall deem proper, any excess to be returned to the Debtor.

8. SUCCESSORS AND ASSIGNS. The rights and privileges of Secured Party shall inure to its successors and assigns. All representations, warranties and agreements of Debtor shall bind Debtor’s successors and assigns. Upon any merger, consolidation or reorganization permitted under the Subordinated Note, the successor shall execute an assumption agreement in form acceptable to Secured Party. Nothing in this Paragraph shall relieve Debtor of any Obligation to Secured Party in the event of an assignment by Debtor, whether or not permitted hereunder, which liability will continue until released by Secured Party.

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9. NOTICE AND DEMAND. Debtor waives presentment, demand, notice of nonpayment and protest and all other demands or notices in connection with this Agreement. Notices mailed to Debtor’s address in the first paragraph hereof or to Debtor’s most recent changed address on file with Secured Party, at least (unless another time period is set forth in this Agreement) twenty (20) days prior to the related action (or, if the Uniform Commercial Code specifies a longer period, such longer period prior to the related action), shall be deemed reasonable except for perishable items for which a shorter period shall be deemed reasonable.

10. MISCELLANEOUS. This Agreement is in addition to and not in limitation of any other rights and remedies Secured Party may have by virtue of any other instrument or agreement heretofore, contemporaneously herewith or hereafter executed by Debtor or by law or otherwise. If any provision of this Agreement is contrary to applicable law, such provision shall be deemed ineffective without invalidating the remaining provisions hereof. If and to the extent that applicable law confers any rights or imposes any duties inconsistent with or in addition to any of the provisions of this Agreement, the affected provision shall be considered amended to conform thereto. No provision of this Agreement may be waived, altered or modified except in writing duly signed by the Secured Party and Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder. A waiver by Secured Party of any right or remedy hereunder on any one occasion, shall not be construed as a bar to or waiver of any such right or remedy which Secured Party would have on any future occasion nor shall Secured Party be liable for exercising or failing to exercise any such right or remedy.

11. DEFINITIONS.

(a) “Lien” shall mean any mortgage, deed of trust, lien, charge, security interest or encumbrance of any kind upon, or pledge of, any property or asset, whether now owned or hereafter acquired, and includes the acquisition of, or agreement to acquire any property or asset subject to any conditional sale agreement or other title retention agreement, including a lease on terms tantamount thereto or on terms otherwise substantially equivalent to a purchase.

(b) “Person” shall mean and include an individual, partnership, corporation, trust, joint ventures, associations, joint stock company, limited liability company, unincorporated organization and a Government or any department or agency thereof.

(c) “Code” shall mean the Uniform Commercial Code of Illinois as the same may be in effect from time to time.

12. FINANCING STATEMENTS. At request of Secured Party, Debtor will join with Secured Party in executing one or more financing statements pursuant to the Uniform Commercial Code in form satisfactory to Secured Party. Debtor hereby authorizes Secured Party to file a financing statement signed only by Secured Party in all places where necessary to perfect Secured Party’s security interest in the Collateral in all jurisdictions where such authorization is permitted by the Code. Without limiting the foregoing Debtor agrees that whenever the Code requires Debtor to sign a financing statement for filing purposes, Debtor hereby appoints Secured Party or any of Secured Party’s representatives as Debtor’s attorney and agent, with full power of substitution, to sign or endorse Debtor’s name on any such financing statement or other document and authorizes Secured Party to file such a financing statement in all places where necessary to perfect Secured Party’s security interest in the Collateral; and Debtor ratifies all acts of Secured Party and said representatives and agrees to hold Secured Party and said representatives harmless from all acts of commission or omission or any error of judgment or mistake of fact or law pertaining thereto taken or made in the good faith exercise of the Secured Party’s rights. A carbon, photographic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Upon full payment of all Obligations, the Agreement and the Lien or charge created hereby or resulting herefrom shall cease to exist and Secured Party shall file all termination statements requested by Debtor necessary to accomplish this purpose.

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13. SUBORDINATION. Notwithstanding anything to the contrary in this Agreement:

(a) Secured Party by acceptance of the Subordinated Note and this Agreement, agrees that the indebtedness evidenced by the Subordinated Note, and any renewals or extensions thereof, shall at all times and in all respects be subordinate and junior in right of payment to any Senior Indebtedness to Senior Lenders (each of “Senior Indebtedness” and “Senior Lender” having the meaning given such terms in the Subordinated Note) now or hereafter existing, and any pledge, security interest or liens granted or agreed to by Debtor to Secured Party to secure the performance of the obligations under the Subordinated Note shall at all times and in all respects be subordinate and junior to any pledge, security interest or liens granted or agreed to by Debtor to (or affecting Debtor’s assets favoring) the holders of the Senior Indebtedness.

(b) In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization, arrangement or other similar proceedings in connection therewith, relative to the Debtor or to its creditors, as such, or to its property, and in the event of any proceedings, for voluntary liquidation, dissolution or other winding-up of the Debtor, whether or not involving insolvency or bankruptcy, then the holder(s) of Senior Indebtedness shall be entitled to receive payment in full of all principal, premium and interest on all Senior Indebtedness before the Secured Party is entitled to receive any further payment on account of principal, premium or interest upon the Subordinated Note or exercise its rights (including without limitation under this Agreement) as to the Collateral.

(c) Secured Party and each and every other assignee of this Subordinated Security Agreement by acceptance of the Subordinated Note and this Agreement (or acceptance of an assignment hereof) agrees for the benefit of each holder of Senior Indebtedness (and for the benefit of each Senior Lender of future Senior Indebtedness expressly contemplated within the definitions thereof in the Subordinated Note (as defined below), upon the written request of Debtor (for a prospective lender) or a then current Senior Lender) to promptly execute and deliver a subordination and inter-creditor agreement confirming the subordination of this Agreement to that current or prospective Senior Lender’s priority rights in the form and substance as reasonably requested by the applicable current or prospective Senior Lender; provided that (i) any Senior Lender shall recognize and not materially restrict Secured Party’s rights under the Debt Conversion Agreement of even date herewith between Debtor and Secured Party and Secured Party’s Option thereunder; and (ii) further provided that such subordination and inter-creditor agreement is no more restrictive to Secured Party’s rights in material respects than the Subordination and Intercreditor Agreement of even date herewith between Secured Party and ACF FINCO 1 LP (for clarification; an increase in the aggregate Senior Indebtedness amount, including increases in credit limit(s) or loan amount(s) outstanding within those limit(s) of the current Senior Lender or prospective Senior Lenders’ credit facility, is permitted and is not a factor in determining whether (a) there is a ‘material’ or other restriction on Secured Party’s rights or (b) an agreement is ‘more restrictive to Secured Party’s rights’, under any of the referenced agreements).

***SIGNATURE PAGE FOLLOWS***

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The parties hereto have caused this Agreement to be duly executed by Secured Party and Debtor as of the day and year first above written.

DEBTOR:

General Employment Enterprises, Inc., an Illinois corporation

By:
Print Name:
Its:

With an address of: 184 Shuman Blvd., Ste. 420 Naperville, Illinois 60563

SECURED PARTIES:

William Daniel Dampier, individually

Carol Lee Dampier, individually

With an address of:
9930 East Progress Circle
Greenwood Village, CO 80111

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